                                                      S&C Draft of June 10, 1999

                            THE SEAGRAM COMPANY LTD.

                          JOSEPH E. SEAGRAM & SONS INC.

                    -% SUBORDINATED DEFERRABLE NOTES DUE 2004


                              REMARKETING AGREEMENT


                                                                          [date]

[NAME OF REMARKETING AGENT]
____________________________
____________________________


Ladies and Gentlemen:

                  [Name of Remarketing Agent], a _____________________ (the "Remarketing Agent"), is undertaking to remarket -% Subordinated Deferrable Notes due 2004 (stated liquidation amount $___ per Subordinated Deferrable Note) (the "Notes"), issued by Joseph E. Seagram and Sons, Inc., an Indiana corporation ("JES"), pursuant to the Purchase Contract Agreement between The Seagram Company Ltd., a Canadian corporation (the "Company"), and The Bank of New York, as Purchase Contract Agent (the "Purchase Contract Agent"), dated as of June - , 1999 (the "Purchase Contract Agreement"). The Notes are guaranteed by the Company (the "Guarantees"). The Notes have been issued pursuant to an indenture dated as of September 15, 1991, among the Company, JES and The Bank of New York as Indenture Trustee (the "Trustee"), as amended on June -, 1999 (the "Indenture").

                  Capitalized terms used and not defined in this Agreement shall have the meanings set forth in the Purchase Contract Agreement or the Indenture, as the case may be.

                  The Remarketing (as defined below) of the Notes is provided for in the Purchase Contract Agreement. As used in this Agreement, the term "Remarketed Notes" means the Notes subject to the Remarketing as notified to the Remarketing Agent by the Purchase Contract Agent on or prior to the fourth Business Day prior to the Purchase Contract Settlement Date; the term "Remarketing Procedures" means the procedures in connection with the Remarketing of the Notes described in the Purchase Contract Agreement and the Indenture, as the case may be; and the term "Remarketing" means the remarketing of the Remarketed Notes pursuant to the Remarketing Procedures.

         Section 1. Appointment and Obligations of the Remarketing Agent. (a) The Company and JES (the "Issuers") hereby appoint ___________ as exclusive
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Remarketing Agent, and ____________ hereby accepts appointment as Remarketing
Agent, for the purpose of (i) Remarketing Remarketed Notes on behalf of the holders thereof and (ii) performing such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with and pursuant to the Remarketing Procedures.

         (b) The Remarketing Agent agrees (i) to use commercially reasonable efforts to remarket the Remarketed Notes tendered or deemed tendered to the Remarketing Agent in the Remarketing, (ii) to notify the Issuers, the Depository and the Trustee promptly of the Reset Rate and (iii) to carry out such other duties as are assigned to the Remarketing Agent in the Remarketing Procedures, all in accordance with the provisions of the Remarketing Procedures.

         (c) On the sixth Business Day prior to March - 2002, after identification by the Purchase Contract Agent of the number of Holders of Units electing to effect a Collateral Substitution, the Remarketing Agent shall purchase an option, excercisable for the delivery on March - 2002 of 100.25% of the Treasury Consideration in respect of such Notes. The Company and JES shall reimburse the Remarketing Agent for the purchase of the option. The Remarketing Agent shall notify the Purchase Contract Agent by 3:00 p.m on the sixth Business Day prior to March - 2002, of the [AMOUNT] [CASH] required, pursuant to the option, to purchase the Treasury Consideration necessary for a Holder to effect a Collateral Substitution.

         (d) On the third Business Day immediately preceding ______, 2002 (the "Remarketing Date"), the Remarketing Agent shall use commercially reasonable efforts to remarket, at a price equal to 100.25% of the Treasury Consideration, the Remarketed Notes tendered or deemed tendered for purchase.

         (e) If, as a result of the efforts described in Section l(b), the Remarketing Agent determines that it will be able to remarket all Remarketed Notes tendered or deemed tendered for purchase at a price of 100.25% of the Treasury Consideration prior to 4:00 P.M., New York City time, on the Remarketing Date, the Remarketing Agent shall determine (i) the Reset Rate, which shall be the rate per annum (rounded to the nearest one-thousandth (0.001) of one percent per annum) that the Remarketing Agent determines, to be the lowest rate per annum that will enable it to remarket all Remarketed Notes tendered or deemed tendered for Remarketing and (ii) purchase the Treasury Consideration related to the Remarketed Notes and the Notes for which Holders have effected a Collateral Substitution.

         (f) If none of the holders of Remarketed Notes elects to have Remarketed Notes remarketed in the Remarketing, the Remarketing Agent shall determine the rate


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that would have been established had a Remarketing been held on the Remarketing
Date, and such rate shall be the Reset Rate.

         (g) If the Remarketing Agent cannot remarket the Notes on the Remarketing Date, the Remarketing Agent will continue to attempt to remarket the Notes until June -, 2002.

         (h) If, by 4:00 P.M., New York City time, on June -, 2002, the Remarketing Agent is unable to remarket all Remarketed Notes tendered or deemed tendered for purchase, a failed Remarketing ("Failed Remarketing") shall be deemed to have occurred, and the Remarketing Agent shall so advise by telephone the Purchase Contract Agent, the Trustee, the Company and JES.

         (i) By approximately 4:30 P.M., New York City time, on the Remarketing Date, provided that there has not been a Failed Remarketing, the Remarketing Agent shall advise, by telephone (i) the Trustee, the Company and JES of the Reset Rate determined in the Remarketing and the number of Remarketed Notes sold in the Remarketing, (ii) each purchaser (or the Depositary participant thereof) of the Reset Rate and the number of Remarketed Notes such purchaser is to purchase and (iii) each purchaser to give instructions to its Depositary participant to pay the purchase price on the March -, 2002 in same day funds against delivery of the Remarketed Notes purchased through the facilities of the Depositary.

         (j) In accordance with the Depositary's normal procedures, on __________, 2002, the transactions described above with respect to each Note tendered for purchase and sold in the Remarketing shall be executed through the Depositary, and the accounts of the respective Depositary participants shall be debited and credited and such Notes delivered by book-entry as necessary to effect purchases and sales of such Notes. The Depositary shall make payment in accordance with its normal procedures.

         (k) The tender and settlement procedures set in this Section 1, including provisions for payment by purchasers of the Notes in the Remarketing, shall be subject to modification to the extent required by the Depositary or if the book-entry system is no longer available for the Notes at the time of the Remarketing, to facilitate the tendering and remarketing of the Notes in certificated form. In addition, the Remarketing Agent may modify the settlement procedures set forth herein in order to facilitate the settlement process.

         (l) The Remarketing Agent shall remit to the Collateral Agent the Treasury Consideration subject to the Pledge Agreement.



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         (m) The Remarketing Agent shall return as a [Remarketing Fee] an amount not exceeding 28 basis points (.28%) of the cash purchase price of the Treasury Consideration.

         2. Representations, Warranties and Agreements of the Company and JES. The Company and JES jointly and severally represent, warrant and agree (i) on and as of the date hereof, (ii) on and as of the date the Prospectus or other Remarketing Materials (each as defined in Section 2(a) below) are first distributed in connection with the Remarketing (the "Commencement Date"), (iii) on and as of the Remarketing Date, and (iv) on and as of March -, 2002 that:

                  (a) A registration statement or registration statements on Form S-3 (File No. 333-78395) and an amendment or amendments thereto with respect to the initial offering of the Notes have (i) been prepared by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; a registration statement on Form S-3, if required to be filed in connection with the Remarketing, may also be prepared by the Issuers in conformity with the requirements of the Securities Act and the Rules and Regulations and filed with the Commission under the Securities Act; and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended, (the "Trust Indenture Act"). Copies of such registration statement or registration statements that have become effective and the amendment or amendments to such registration statements have been delivered by the Issuers to you. As used in this Agreement, "Effective Time" means the date and time as of which the last of such registration statements that have become effective or may be filed, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time of such last registration statement; Preliminary Prospectus means each prospectus included in such last registration statement, or amendment thereto, before it became effective under the Securities Act and any prospectus filed by the Issuers with your consent pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such last registration statement, as amended at its Effective Time, including documents incorporated by reference therein at such time and, if applicable, all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, including any information deemed to be part of such Registration Statement as of the Effective Time pursuant to paragraph
         (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed pursuant to Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus,


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
         the Prospectus or any other information furnished by the Issuers to the Remarketing Agent for distribution to investors in connection with the Remarketing (the "Remarketing Materials") shall be deemed to refer to and include any documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, or, in the case of Remarketing Materials, referred to as incorporated by reference therein, and any reference to any amendment or supplement to any Preliminary Prospectus, the Prospectus or the Remarketing Materials shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus incorporated by reference therein pursuant to Item 12 of Form S-3 or, if so incorporated, the Remarketing Materials, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company or JES filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement.

                  (b) The Registration Statement conforms (and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations, and the Registration Statement, the Prospectus and the Remarketing Materials do not and will not, as of the Effective Date (as to the Registration Statement and any amendment thereto), as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) and as of the Commencement Date, Remarketing Date and Purchase Contract Settlement Date (as to any Remarketing Materials) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation and warranty is made as to the statement of eligibility and qualification on Form T-1 of the Trustee under the Trust Indenture Act, or as to information contained in or omitted from the Registration Statement, the Prospectus or the Remarketing Materials in reliance upon and in conformity with written information furnished to the Issuers by the Remarketing Agent specifically for inclusion therein; the Indenture, the Purchase Contract Agreement each conform in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder; and the Commission has not issued an order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Remarketing Materials.



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
                  (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, as of their respective effective or filing dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not, as of their respective effective or filing dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall apply only to documents so filed and incorporated by reference during the period that a prospectus relating to the Units is required to be delivered in connection with sales of such Units by any underwriters (such period being hereinafter sometimes referred to as the "prospectus delivery period"), and provided further, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Remarketing Agent expressly for use therein.

                  (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements of the Company included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material decrease in the capital stock or increase in long-term debt of the Company and its subsidiaries taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus or in the Remarketing Materials;

                  (e) The Company has been duly incorporated and is validly existing as a corporation in good standing (in this section references to the good standing of


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
         any Canadian corporation refer only to the fact that such corporation has a current certificate of compliance) under the laws of Canada, with power and authority to own its properties and conduct its business as described in the Prospectus or any Remarketing Materials. Each of the following subsidiaries of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, such subsidiaries being hereinafter sometimes referred to as the "Significant Subsidiaries": J.E. Seagram Corp., JES, JES Developments, Inc., PolyGram N.V. and Universal Studios, Inc.;

                  (f) All of the issued common shares of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable; and all of the issued shares of capital stock of each of the Specified Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable and, except for Polygram N.V. and Universal Studios, Inc., are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. The Company indirectly owns approximately 91.9% of each of PolyGram N.V. and Universal Studios, Inc;

                  (g) The Notes have been duly authorized, executed, issued and delivered by JES (assuming due authentication by the Trustee), constitute valid and binding obligations of JES entitled to the benefits provided by the Indenture and are enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principle; the Indenture has been duly authorized, executed and delivered by the Company and JES and (assuming due execution and delivery by the Trustee), constitutes a valid and binding agreement of each of the Company and JES, enforceable against the Company and JES in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Notes and the Indenture conform to the descriptions thereof contained in the Prospectus;

                  (h) The execution, delivery and performance this Agreement by the Company and JES, the issue and sale of the Notes by JES, the execution, delivery and performance of the Guarantees by the Company, the compliance by the Company with the provisions of this Agreement, the Guarantees, the Pledge Agreement and the Indenture, the compliance by JES with the provisions of this Agreement, the Indenture, the Notes and the Remarketing Agreement, and the consummation by the Company and JES of the transactions herein and therein contemplated, will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the


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
         creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the Company or any of its Specified Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement material to the operations of the Company or instrument to which the Company or any of its Specified Subsidiaries is a party or by which the Company or any of its Specified Subsidiaries is bound or to which any of the property or assets of the Company or any of its Specified Subsidiaries is subject, or which would cause a current or prospective material adverse change in or affecting the financial position, shareowners' equity or results of operations of the Company and its subsidiaries considered as a whole or affect the validity of the Units or the legal authority of the Company to perform its obligations under the Units; nor will such action result in any violation of the provisions of the Certificate of Amalgamation, as amended, or the General By-laws of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its Specified Subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency over the Company or JES is required for the entry into this Agreement by the Company and JES, the issue and sale of the Notes by JES, the execution, delivery and performance of the Guarantees by the Company and JES, the compliance by the Company with all of the provisions of this Agreement, the Pledge Agreement, or the Indenture, the compliance by JES with the provisions of this Agreement, the Remarketing Agreement, the Indenture and the Notes, and the consummation of the transactions herein or therein contemplated by the Company and JES, except in connection with their remarketing pursuant to the Remarketing Agreement, the registration under the Act of the Notes and the approval of listing of the Units by the New York Stock Exchange ("NYSE"); such consents as have been obtained under the Act, the Exchange Act and the Trust Indenture Act; in connection with their remarketing pursuant to the Remarketing Agreement; and such consents, authorizations, registrations or qualifications as may be required under state, provincial or other foreign securities or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                  (i) The Guarantees have been duly and validly authorized by the Company and upon the due execution, authentication and delivery of the Notes and due endorsement of the Guarantees thereon, such Guarantees constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as the enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Guarantees conform to the descriptions thereof in the Prospectus;


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
                  (j) This Agreement and the Pledge Agreement have been duly and validly authorized by the Company, and, when executed and delivered by the other parties thereto, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Pledge Agreement and this Agreement conform or will conform to the descriptions thereof in the Prospectus; and the Pledge Agreement creates, as collateral security for the performance when due by the holders from time to time of the Units of their respective obligations under the Purchase Contracts, a legal, valid and perfected security interest (as that term is defined in the Uniform Commercial Code, as adopted and currently in effect in the State of New York), in favor of the Collateral Agent, in the right, title and interest of such holders in the Pledged Securities (as defined in the Pledge Agreement) constituting a part of such Units;

                  (k) This Agreement has been duly and validly authorized by JES and, when executed and delivered by the other parties thereto, will constitute valid and binding obligations of JES, enforceable in accordance with its terms, subject, as to enforcement, bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (l) Other than as set forth in the Prospectus or in any Remarketing Materials, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably expected to have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                  (m) PricewaterhouseCoopers LLP and KPMG Accountants N.V., who have certified certain financial statements of the Company and its subsidiaries, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Fees and Expenses. (a) For the performance of its services as Remarketing Agent hereunder, the Remarketing Agent shall return an amount not exceeding 25 basis points (.25%) of the cash purchase price of the Treasury Consideration.



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
         (b) Each of the Company and JES, severally and jointly, covenants and agrees with the Remarketing Agent that (a) the Company and JES will pay or cause to be paid the following: (i) the costs incident to the preparation and printing of the Registration Statement, prospectus and any Remarketing Materials and any amendments or supplements thereto; (ii) the costs of distributing the Registration Statement, prospectus and any Remarketing Materials and any amendments or supplements thereto; (iii) any fees and expenses of qualifying the Remarketed Securities under the securities laws of the several jurisdictions as provided in Section 4(g) and of preparing, printing and distributing a Blue Sky memorandum (including related fees and expenses of counsel to the Remarketing Agent); (iv) all other costs and expenses incident to the performance of the obligations of the Company and JES hereunder; and (v) the reasonable fees and expenses of counsel tot he Remarketing Agent in connection with their duties hereunder.

         4. Further Agreements of the Company and JES. The Company and JES, jointly and severally, agree to use their reasonable best efforts:

                  (a) To prepare any registration statement or prospectus, if required, in connection with the Remarketing, in a form approved by the Remarketing Agent and to file any such prospectus pursuant to the Securities Act within the period required by the Rules and Regulations; to advise the Remarketing Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Remarketing Agent with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of Remarketed Notes; to advise the Remarketing Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of any of the Remarketed Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

                  (b) To furnish promptly to the Remarketing Agent and to counsel for the Remarketing Agent a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

                  (c) To deliver promptly to the Remarketing Agent in New York City such number of the following documents as the Remarketing Agent shall request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the Indenture, (ii) the Prospectus and any amended or supplemented Prospectus, (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto) and (iv) any Remarketing Materials; and, if the delivery of a prospectus is required at any time in connection with the Remarketing and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Remarketing Agent and, upon its request, to file such document and to prepare and furnish without charge to the Remarketing Agent and to any dealer in securities as many copies as the Remarketing Agent may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

                  (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Remarketing Agent, be required by the Securities Act or requested by the Commission.

                  (e) Prior to filing with the Commission (i) any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Prospectus or (ii) any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Remarketing Agent and counsel for the Remarketing Agent; and not to file any such amendment or supplement which shall be disapproved by the Remarketing Agent promptly by reasonable notice.

                  (f) As soon as practicable after the Effective Date of the Registration Statement to make generally available to the Company's securityholders and to deliver to the Remarketing Agent an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the

         Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

                  (g) Promptly from time to time to take such action as the Remarketing Agent may reasonably request to qualify any of the Remarketed Notes and the obligations of the Company under the Guarantees for offering and sale under the securities laws of such jurisdictions as the Remarketing Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith, neither the Company nor JES shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

         5. Conditions to the Remarketing Agent's Obligations. The obligations of the Remarketing Agent hereunder are subject to the accuracy, on and as of the date when made, of the representations and warranties of the Company and JES contained herein, to the performance by the Company and JES of their respective obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission; no stop order suspending the effectiveness of the Registration Statement or any part thereof or suspending the qualification of the Indenture, the Guarantees or the Purchase Contract Agreement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

                  (b) The Remarketing Agent shall not have discovered and disclosed to the Company on or prior to the Remarketing Date that the Prospectus, the Registration Statement, or the Remarketing Materials or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of counsel for the Remarketing Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Remarketed Notes, the Guarantees, the Prospectus, the Registration Statement, the Remarketing Materials and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Remarketing Agent, and the Issuers shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Simpson Thacher & Bartlett, U.S. counsel for the Company and JES, shall have furnished to you their written opinion, dated the Remarketing Date, in form and substance satisfactory to you (such counsel being entitled to state that they have assumed that any document referred to in their opinion and executed by the Company has been duly authorized, executed and delivered pursuant to Canadian law and being entitled to rely, as to all matters of Canadian law, solely upon the opinion of Canadian counsel described in paragraph (d) of this
         Section 7) (such counsel also being entitled to rely in respect of matters of law other than of United States federal or New York law on opinions of local counsel of the Company and its subsidiaries and as to matters of fact upon certificates of public officials and of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates), to the effect that:

                           (i) Joseph E. Seagram & Sons, Inc. has been duly
                  incorporated and is validly existing as a corporation under the laws of the State of Indiana; and each of J.E. Seagram Corp., JES Developments, Inc. and Universal Studios, Inc. has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware;

                           (ii) All of the outstanding shares of capital stock
                  of Joseph E. Seagram & Sons, Inc. have been duly authorized by Joseph E. Seagram & Sons, Inc. and are validly issued, are fully paid and non-assessable and are owned indirectly by the Company, to the knowledge of such counsel, free and clear of any adverse claim; all of the outstanding shares of capital stock of J.E. Seagram Corp. have been duly authorized by J.E. Seagram Corp. and are validly issued, are fully paid and non-assessable and are owned indirectly by Joseph E. Seagram & Sons, Inc. to the knowledge of such counsel, free and clear of any adverse claim; all of the outstanding shares of capital stock of JES Developments, Inc. have been duly authorized by JES Developments Inc. and are validly issued, are fully paid and non-assessable, and are owned indirectly by Joseph E. Seagram & Sons, Inc. to the knowledge of such counsel, free and clear of any adverse claim; and all the outstanding Shares of capital stock of Universal Studios, Inc. have been duly authorized by Universal Studios, Inc. and are validly issued, are fully paid and non-assessable, and such that are owned indirectly by the Company, to the best knowledge of such counsel, free and clear of any adverse claim;

                           (iii) To such counsel's knowledge, there are no legal
                  or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which are required to be described in the Prospectus which are not described as required; and to such counsel's knowledge no such proceedings have been asserted by governmental authorities or by others;

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by the Company and JES;

                           [(v) The Registration Statement was declared
                  effective under the Act, and the Indenture was qualified under the Trust Indenture Act, as of the date and time specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.]

                           (vi) The provisions of the Pledge Agreement are
                  effective to create in favor of the Collateral Agent for the benefit of the Company, a valid and perfected security interest under the New York Uniform Commercial Code as in effect on the date hereof in the State of New York in the Pledged Securities from time to time credited to the Collateral Account;

                           (vii) The Notes have been duly authorized, executed
                  and delivered by JES and, assuming due authentication thereof by the Trustee, and upon payment and delivery in accordance with Underwriting Agreement, will constitute valid and legally binding obligations of JES enforceable against JES in accordance with their terms and entitled to the benefits of the Indenture; assuming the Guarantees relating to the Notes have been duly authorized, endorsed on the Notes and executed, issued and delivered in accordance with Canadian law, the Guarantees will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture; and the Notes, such Guarantees and the Indenture conform to the descriptions thereof in the Prospectus;

                           (viii) The Indenture has been duly authorized,
                  executed and delivered by JES and duly qualified under the Trust Indenture Act and, assuming the due authorization, execution and delivery thereof by the Company and the Trustee (other than Section 516 thereof as to which such counsel need not express any opinion), constitutes a valid and legally binding instrument of JES and the Company enforceable in accordance with its terms;

                           (ix) Assuming that the Units have been duly
                  authorized, executed and delivered by the Company and, assuming due execution by the Purchase Contract Agent as attorney-in-fact of the holders thereof and due authentication by the Purchase Contract Agent and upon payment and delivery in accordance with the Underwriting Agreement, the Units will constitute valid and legally binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their terms;

                           (x) The issuance and sale of the Units and the
                  compliance by the Company and JES with all of the provisions of the Underwriting Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement or any document or filing incorporated by reference therein to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action violate the charter documents, as amended, or the By-laws of JES or, with respect to the United States and the States of New York and Indiana, will such action result in any violation of any statute or, to the knowledge of such counsel, any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                           (xi) With respect to the United States and the States
                  of New York and Indiana, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and the sale of the Units, and the compliance by the Company and JES with all of the provisions of the Underwriting Agreement, except such that have been obtained or made under the Act, the Trust Indenture Act and the Exchange Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, or Blue Sky laws in connection with the purchase and distribution of the Units by the Underwriters;

                           (xii) Neither the Company or JES is an "investment
                  company", as such term is defined in the Investment Company Act of 1940, as amended;

                           (xiii) Such counsel does not know of any contracts or
                  other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or in the Prospectus which are not filed or incorporated by reference or described as required;

                           (xiv) Subject to the qualifications and limitations
                  stated in the Prospectus, the statements set forth in the Prospectus under the caption "United States Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and

                           (xv) Such opinion may also include a paragraph to the
                  effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statements, the Prospectus and the documents incorporated by reference in the Prospectus and that such counsel takes no responsibility therefor; provided, however, that such opinion shall state that the discussion set forth in the Prospectus under the heading "Certain Federal Income Tax Consequences", insofar as it relates to matters of United States federal income tax law, is accurate in all material respects. Such opinion may also state that in the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and employees of the Company and with representatives of the independent accountants of the Company. Such opinion may state that such counsel did not prepare the documents incorporated by reference in the Prospectus; however, such counsel discussed such documents with the Company prior to their filing with the Commission, and that based upon such counsel's examination of the Registration Statement, the Prospectus and the documents incorporated by reference in the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement and any amendment thereto made by the Company made prior to such Time of Delivery, as of its respective effective date, and the Prospectus and any amendment or supplement thereto made by the Company prior to such Time of Delivery, as of their respective issue dates, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, and (ii) such counsel has no reason to believe that the Registration Statement or any amendment thereto (including the documents incorporated by reference in the Prospectus), made by the Company prior to such Time of Delivery , as of its respective effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or required in order to make the statements therein not misleading, or that as of such Time of Delivery, either the Registration Statement or the Prospectus or any amendment or supplement thereto made by the Company prior to such Time of Delivery (including the documents incorporated by reference therein), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which the statements were made when such documents were so filed, not misleading, except that in each case such counsel need express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or any amendment thereto, or in the Prospectus and any amendment or supplement thereto made by the Company prior to such Time of Delivery.

                  (e) Goodman Phillips & Vineberg S.E.N.C., Canadian counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you (such counsel being entitled to rely, as to all matters of United States or United States state law, solely upon the opinion of United States counsel described in paragraph (d) of this Section 6) (such counsel also being entitled to rely in respect of matters of law other than matters of Canadian federal or Quebec law solely upon opinions of local counsel and as to matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe both they and you are justified in relying thereon) to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation under the laws of Canada with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has received a certificate of compliance under the Canada Business Corporations Act;

                           (ii) The Company has been duly qualified for the
                  transaction of business under the laws of the Province of Quebec;

                           (iii) The Company has an authorized capitalization as
                  set forth in the Prospectus, and all of the issued common shares of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and the common shares conform to the description of the share capital contained in the Prospectus;

                           (iv) To the best of such counsel's knowledge and
                  other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending in the Province of Quebec to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject, which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate be, in the opinion of such counsel, material to the Company and its subsidiaries taken as a whole; and to the best of such counsel's knowledge, no such proceedings have been threatened by governmental authorities or by others;

                           (v) Each of this Agreement, the Purchase Contract
                  Agreement, the Purchase Contracts, the Pledge Agreement and the Indenture, has been duly authorized, executed and delivered by the Company;

                           (vi) The Guarantees have been duly authorized, duly
                  endorsed on the Notes and executed, and upon the due execution, authentication, issuance and delivery of the Notes pursuant to this Agreement and the Indenture, such Guarantees have been duly issued and delivered; the Guarantees of the Notes when endorsed on the Notes and executed, and upon the execution, authentication, issuance and delivery of the Notes pursuant to the Indenture; and, assuming that the Guarantees of the Notes constitute valid and legally binding obligations of the Company enforceable in accordance with their terms under the laws of the State of New York, such Guarantees will constitute valid and legally binding obligations of the Company under the laws of the Province of Quebec and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law to bankruptcy, insolvency, reorganization, moratorium and other laws relating to affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%;

                           (vii) The Indenture has been duly authorized,
                  executed and delivered by the Company and, assuming that the Indenture has been duly authorized, executed and delivered by JES and is binding on JES, and assuming that the Indenture constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms under the laws of the State of New York, the Indenture (other than Section 516 thereof, as to which such counsel need express no opinion) constitutes a valid and legally binding instrument of the Company under the laws of the Province of Quebec and the laws of Canada applicable therein, enforceable in accordance with its terms under the laws of the Province of Quebec and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%; and all taxes and fees required under the laws of Canada or the Province of Quebec to be paid with respect to the execution of the Indenture and the issuance of the Guarantees relating to the Notes have been paid;

                           (viii) The Purchase Contract Agreement, the Pledge
                  Agreement and the Purchase Contracts have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, and assuming that each such agreement constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms under the laws of the State of New York, each of the Purchase Contract Agreement, the Pledge Agreement and the Purchase Contracts constitutes a valid and legally binding instrument of the Company under the laws of the Province of Quebec; and the laws of Canada applicable therein, subject, as to enforcement, to general principles of equity or principles to substantially the same effect in civil law, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, subject to the qualification that specific performance and injunction are remedies which are available only in the discretion of the court before which any proceedings therefor may be brought, subject to the provisions of the Currency Act (Canada), which preclude a court in Canada from giving a judgment in a currency other than Canadian currency and subject to the provisions of the Criminal Code (Canada) which preclude the enforcement of any obligation to pay interest at an effective annual rate of interest that exceeds 60%;

                           (ix) The entry into the Purchase Contracts by the
                  Company, the issuance of the Guarantees, the issue and sale of the Common Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of this Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Indenture and the Guarantees, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Amalgamation, as amended, or the General By-Laws of the Company or, with respect to Canada or the Province of Quebec (or, insofar as such orders are concerned, any other Province thereof), any statute or, to the knowledge of such counsel any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body of Canada or the Province of Quebec is required for the entry into the Purchase Contracts underlying the Units by the Company, the issue of the Guarantees, the issue and sale of the Common Shares by the Company pursuant to the Purchase Contracts, the compliance by the Company with all of the provisions of this Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Guarantees or the Indenture or the consummation by the Company of the transactions herein or therein contemplated, other than those which have been obtained or made;

                           (x) No filing or registration of the Registration
                  Statements, any Preliminary Prospectus or the Prospectus is necessary under the laws of

                  Canada or the Province of Quebec in connection with the Registration of the Notes;

                           (xi) No tax or stamp duty under the laws of Canada or
                  the Province of Quebec is payable in connection with the creation, issue and delivery to the Underwriters of the Notes and the Purchase Contracts, which are evidenced by the Units, and the Guarantees;

                           (xii) Under the laws of Canada and of the Province of
                  Quebec currently in force and under current practice of the courts of the Province of Quebec at the date of such opinion, such courts would give effect to the choice of New York law as the law governing this Agreement, the Purchase Contract Agreement, the Purchase Contracts, the Guarantees, the Indenture and the Pledge Agreement subject to proof of such laws as a question of fact; provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public order, as that term is applied by the courts in the Province of Quebec; and

                           (xiii) Any statements with respect to matters of
                  Canadian law and regulations set forth in the Prospectus are accurate in all material respects. Such opinion shall also state that (i) such counsel did not prepare the Registration Statements, the Prospectus or any documents incorporated by reference in the Prospectus and (ii) such counsel has no reason to believe that any Registration Statement or any amendment thereto (including the documents incorporated by reference in the Prospectus), as of its respective effective date (or, with respect to any Registration Statement as to which an Annual Report on Form 10-K of the Company has been filed subsequent to the effective date thereof and is deemed to be incorporated by reference therein, as of the date of filing o the most recent such Annual Report on Form 10-K) (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein concerning the Company not misleading or that the Prospectus or any amendment or supplement thereto (including the documents incorporated by reference in the Prospectus) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading.

                  Such opinion shall also state that any final and conclusive judgment obtained against the Company in the United States in respect of this Agreement, would be recognized and enforced by the courts of the Province of Quebec provided that (A) the United States court rendering such judgment had jurisdiction over the Company, as determined under the relevant provisions of the laws of the Province of Quebec; (B) such judgment is not subject to ordinary remedies (such as appeal or judicial review) and is final and enforceable in the United States; (C) such judgment was not rendered in contravention of the fundamental principles of procedure (such as notice of fair hearing, right to be heard, right to an independent and impartial tribunal and rules against bias); (D) there were no proceedings pending in the Province of Quebec and no judgment rendered in the Province of Quebec between the same parties, based on the same facts and having the same object; (E) such judgment is not manifestly inconsistent with public order as understood in international relations; (F) such judgment does not enforce obligations arising from foreign revenue laws, unless there is reciprocity, or arising from other laws of a public nature, such as expropriatory or penal laws; (G) the action to enforce such judgment is commenced in the Province of Quebec within three (3) years after the date of such judgment; and (H) such judgment is not contrary to any order made by the Attorney-General of Canada under the Foreign Extra-territorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada);

                  (f) On the Remarketing Date, the Company shall have furnished to the Remarketing Agent letters addressed to the Remarketing Agent and dated such date, in form and substance satisfactory to the Remarketing Agent, of PricewaterhouseCoopers, and KPMG Accountants N.V., containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to certain financial information contained in the Prospectus and in the Remarketing Materials.

                  (g) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                  (h) Subsequent to the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a general moratorium on commercial banking activities in Canada or New York declared by Canadian federal, Canadian Provincial, United States federal or New York State authorities; (iii) a suspension or material limitation in trading in the Company's common shares on the New York Stock Exchange; or (iv) the outbreak or escalation of hostilities involving the United States or Canada or the declaration by the United States or Canada of a national emergency or war, if the effect of any such event specified in this clause (iv) in your judgment makes it impracticable or inadvisable to proceed with the Remarketing or the delivery of the Units on the terms and in the manner contemplated in the Prospectus;

                  (i) The Units to be sold by the Company at the Time of Delivery shall have been duly listed, subject to notice of issuance, on the NYSE;

                  (j) The Company shall have complied with the provisions of
         Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (k) Each of the Company and JES shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and JES, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and JES, as applicable, herein at and as of such Time of Delivery, as to the performance by the Company and JES shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) above.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Remarketing Agent.

         6. Indemnification and Contribution. (a) The Company and JES jointly and severally will indemnify and hold harmless the Remarketing Agent against any losses, claims, damages or liabilities, joint or several, to which the Remarketing Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Remarketing Materials, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Remarketing Agent for any legal or other expenses reasonably incurred by the Remarketing Agent in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and JES shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Remarketing Materials or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company and JES by the Remarketing Agent expressly for use therein;

                  (b) The Remarketing Agent will indemnify and hold harmless the Company and JES against any losses, claims, damages or liabilities to which the Company or JES may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Remarketing Materials or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Marketing Materials or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company and JES by the Remarketing Agreement expressly for use therein; and will reimburse the Company and JES for any legal or other expenses reasonably incurred by the Company or JES in connection with investigating or defending any such action or claim as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, provided that this sentence shall not impair any right of an indemnified party to be indemnified for its reasonable costs of investigation. An indemnifying party shall not be liable for any settlement of any action or claim for monetary damages which an indemnified party may effect without the indemnifying party's consent, which consent shall not be unreasonably withheld.

                  (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and JES on the one hand and the Remarketing Agent on the other from the Remarketing. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and JES on the one hand and the Remarketing Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and JES on the one hand and Remarketing Agent on the other shall be deemed to be in the same proportion as shall be appropriate to reflect the relative benefits received by the Company and JES on the one hand and the Remarketing Agent on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and JES on the one hand or the Remarketing Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The

Company and JES and the Remarketing Agent agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Remarketing shall not be required to contribute any amount in excess of the amount by which the total price at which the Units underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which Remarketing Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         7. Resignation and Removal of the Remarketing Agent. The Remarketing Agent may resign and be discharged from its duties and obligations hereunder, and the Company may remove the Remarketing Agent, by giving 60 days' prior written notice, in the case of a resignation, to JES, the Unit Agent, and the Indenture Trustee and, in the case of a removal, the removed Remarketing Agent, the Purchase Contract Agent, and the Trustee; provided however, that (i) the Company may not remove the Remarketing Agent unless (A) the Remarketing Agent becomes involved as a debtor in a bankruptcy, insolvency or similar proceeding,
(B) the Remarketing Agent shall not be among the 15 underwriters with the largest volume underwritten in dollars, on a lead or co-managed basis, of U.S. domestic debt securities during the twelve-month period ended as of the last calendar quarter preceding the Remarketing Date or (C) the Remarketing Agent shall be subject to one or more legal restrictions preventing the performance of its obligations hereunder and (ii) no such resignation nor any such removal shall become effective until the Company shall have appointed at least one nationally recognized broker-dealer as successor Remarketing Agent and such successor Remarketing Agent shall have entered into a remarketing agreement with the Company and JES in which it shall have agreed to conduct the Remarketing in accordance with the Remarketing Procedures. In any such case, the Company will use its reasonable efforts to appoint a successor Remarketing Agent and enter into such a remarketing agreement with such person as soon as reasonably practicable. The provisions of Sections 4 and 7 shall survive the resignation or removal of any Remarketing Agent pursuant to this Agreement.

         8. Dealing in the Remarketed Notes. The Remarketing Agent, when acting as a Remarketing Agent or in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold and deal in any of the Remarketed Notes. The

Remarketing Agent may exercise any vote or join in any action which any beneficial owner of Remarketed Notes may be entitled to exercise or take pursuant to the Purchase Contract Agreement or the Indenture with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company and JES as freely as if it did not act in any capacity hereunder.

         9. Remarketing Agent's Performance; Duty of Care. The duties and obligations of the Remarketing Agent shall be determined solely by the express provisions of this Agreement and the Purchase Contract Agreement and the Indenture. No implied covenants or obligations of or against the Remarketing Agent shall be read into this Agreement, the Purchase Contract Agreement or the Indenture. In the absence of bad faith on the part of the Remarketing Agent, the Remarketing Agent may conclusively rely upon any document furnished to it, which purports to conform to the requirements of this Agreement, the Purchase Contract Agreement or the Indenture as to the truth of the statements expressed in any of such documents. The Remarketing Agent shall be protected in acting upon any document or communication reasonably believed by it to have been signed, presented or made by the proper party or parties. The Remarketing Agent, acting under this Agreement, shall incur no liability to the Company or to any holder of Remarketed Notes in its individual capacity or as Remarketing Agent for any action or failure to act, on its part in connection with a Remarketing or otherwise, except if such liability is judicially determined to have resulted from the gross negligence or willful misconduct on its part.

         10. Termination. This Agreement shall terminate as to the Remarketing Agent on the effective date of the resignation or removal of the Remarketing Agent pursuant to Section 8. In addition, the obligations of the Remarketing Agent hereunder may be terminated by it by notice given to the Company prior to 10:00 A.M., New York City time, on the Remarketing Date if, prior to that time, any of the events described in Sections 5(g), (h), (i) OR (j) shall have occurred.

         11. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and: (a) if to the Remarketing Agent, shall be delivered or sent by mail, telex or facsimile transmission to _____________, ________________, New York, New York _______, Attention: BONY (Fax: (212)
________________);

         (b) if to the Company and JES shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: ___________. (Fax: ____________________).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Remarketing Agent, the Company, JES, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(x) the representations, warranties, indemnities and agreements of the Company and JES contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Remarketing Agent and the person or persons, if any, who control the Remarketing Agent within the meaning of Section 15 of the Securities Act and (y) the indemnity agreement of the Remarketing Agent contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and JES and any person controlling the Company and JES within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to herein, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. Survival. The respective indemnities, representations, warranties and agreements of the Company and JES and the Remarketing Agent contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the Remarketing and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         14. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

         15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

         16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         If the foregoing correctly sets forth the agreement among the Company, JES and the Remarketing Agent, please indicate your acceptance in the space provided for that purpose below.

                                                  Very truly yours,

                                                  THE SEAGRAM COMPANY LTD.

                                                  By:__________________________
                                                     Name:
                                                     Title:

                                                  JOSEPH E. SEAGRAM & SONS, INC.

                                                  By:__________________________
                                                     Name:
                                                     Title:
Accepted:

[NAME OF REMARKETING AGENT]

By:____________________________
     Authorized Representative